Statement of Additional Information Supplement                     223573  3/05

dated March 14, 2005 to:
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PUTNAM TAX-FREE HIGH YIELD FUND
Statement of Additional Information dated November 30, 2004

The following is added under the heading CHARGES AND EXPENSES and "Management fees":

Assuming completion of the merger of Putnam Municipal Income Fund into the fund (the "merger"), the Management Contract will be amended on or about March 21, 2005. Putnam Tax-Free High Yield Fund will pay a monthly fee to Putnam Management based on the average net assets of that fund, as determined at the close of each business day during the month, a the following rates expressed as a percentage of the fund's average net assets:

Putnam Tax-Free High Yield Fund

the lesser of:

(i) 0.50% of the average net asset value of the fund or
(ii) 0.60% of the first $500 million;
     0.50% of the next $500 million;
     0.45% of the next $500 million;
     0.40% of the next $5 billion;
     0.375% of the next $5 billion;
     0.355% of the next $5 billion;
     0.34% of the next $5 billion;
     and 0.33% thereafter.

                                * * *

The information with respect to the annual rate for commissions to dealers payable on the fund's class A shares in the section
"Distribution Plans" is replaced by the following:

Rate*                                           Fund
----                                            ----
0.20% for shares purchased before 3/21/05       Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

 * Assumes completion of the merger on 3/21/05. Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance.

** Shares of the fund issued in connection with the merger pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder's corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.